BioLargo
We Make Life Better

Innovator & Sustainable Solutions Provider

Stock Symbol: BLGO Westminster, CA

Safe Harbor Statement

The statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, the risks and uncertainties included in BioLargo's current and future filings with the Securities and Exchange Commission, including those set forth in BioLargo's Annual Report on Form 10-K. This presentation includes estimates of market size, revenue per client site and revenue based upon customer adoption rates. All such statements are forward-looking statements and, although based upon assumptions the Company believes to be reasonable, are not projections of actual revenue or earnings which may be substantially less. There can be no guaranty that any national account customer adopts the use of our products and we cannot predict the adoption rate, if any, by our customers and potential customers. Revenue per customer site may be affected by many factors, including but not limited due to distribution, price competition, fluctuating supplier pricing, size, population density, location and weather.

Innovative solutions – Patented products, technologies, and talent

20 Patents
5 Pending

Diverse markets

Veteran engineering services team

California general, electrical and plumbing contractors

Commercial

CupriDyne CLEAN
A product of Odor No More, Inc.

BioLargo
Engineering, Science & Technologies

AOS
Advanced Oxidation System
a product of BioLargo Water, Inc.

CLYRA
Medical Technologies Inc

Nearing Commercial Launch
Supported w/ Direct 3rd Party Investment + 66 Grants

Recent Highlights

- Odor division heading toward profitability
  - 4 major national accounts signed, (finally) gearing up
  - Cannabis industry distribution agreement

- Engineering division outside revenues exceeded expenses in Q4 and new major customers expanding revenue base
  - USAF subcontracts
  - EPA SBIR Grant for PFAS

- Four (4) demonstration pilots for Advanced Oxidation System (AOS) Water. 68 grants and counting.

- Clyra FDA application in final stages of application; anticipating success soon. Stem cell technology purchase finalized with multiple product opportunities & additional FDA approved product acquisitions in process




Stock
Post Coarse Filtration
Post CFS
Post Filtration Skid
Post AOS

Target addressable markets

CupriDyne CLEAN
A product of Odor No More, Inc

Clean Air Solutions - $1.8B

Landfills: $230M
Transfer stations: $350M
WWT Plants: $720M
Cannabis production and processing: $500M+

CLYRA Medical Technologies Inc

Wound Care Solutions $2.34B

Dental: $264M
Wound care: $75M
Orthopedic: $2B

BioLargo Engineering, Science & Technologies

Engineering Services >$100M

Early regional market: $1.5M
Internal + external services

AOS Advanced Oxidation System

Deliver Clean Water $8.95B

Beach head market: $246M


CLYRA
CLYRA




BioLargo



Experienced management with diverse talents

Average 20+ years executive experience

Industry experts

Exceptionally qualified PhDs and engineers on staff



Dennis Calvert, President and CEO
Linked In



Ken Code, CSO



Steve Harrison, Clyra President



Randall Moore, BLEST President



Shan Yong, PhD, Director of BD



Richard Smith, PhD, BioLargo Water President



Joe Provenzano, Odor-No-More President



Tanya Rhodes, Clyra Senior Strategic, CSO



Charles Dargan, CFO

BioLargo's solutions vetted through collaboration

eco canada
Alberta Chicken
University of Alberta
University of Calgary
Agri-Food Discovery Place
RWA
Centre des Technologies de l'Eau
UCLA
University of Saskatchewan
University of Hawai'i
NAIT
CWWA ACEPU
National Water Research Institute
EREF Environmental Research & Education Foundation
Lighting a path to sustainable waste management practices
ICP Innovative Conservation Program
Metropolitan Water District of Southern California
ALMA Alberta Livestock and Meat Agency Ltd.
Alberta Innovates Technology Futures
NRC·IRAP
SUSTAIN Southern California
NSERC CRSNG
EPCOR
Frost & Sullivan
Confluence
Carollo Engineers...Working Wonders With Water
New Technology magazine
Ingenuity PATCH
DuPont Packaging Awards
Shell
Syncrude
InnoSTARS
The Metropolitan Water District of Southern California
Water Top 50
Total
Suncor Energy
Σ!
Wet Center
The Maritime Alliance
Octane High Tech Innovation Awards
2017 WINNER

Goals for Coming Year

Odor-No-More

- ✓ continued 2-3X per month top-line growth
- ✓ expand sales and marketing department
- ✓ accelerate growth in cannabis industry

BLEST Engineering

- ✓ expand external client base
- ✓ provide internal development and engineering support
- ✓ implement full services solutions for strategic targets

Clyra Medical

- ✓ FDA approval
- ✓ establish distribution channels for first product
- ✓ launch SkinDisc
- ✓ pursue qualified licensing/JV opportunities
- ✓ acquire new products through licensure

BioLargo Water

- ✓ complete field pilots for specific commercial applications
- ✓ prove operating technical/economic metrics
- ✓ pursue qualified licensing/JV opportunities



ONM™

Odor-No-More™

July 2019 Update


CupriDyne
CLEAN
Odor-No-More



CupriDyne® Clean Industrial Odor and VOC Eliminator

- Eliminates odors – no masking
- Non-pesticide, non-toxic
- Saves customers 25-50%
- Top 4 waste handlers adopting under national contract

dpr Department of Pesticide Regulation

After reviewing the additional information you provided on December 16, 2016, the Department of Pesticide Regulation determined that the product *CupriDyne Clean*, is not a pesticide. This letter

Design, Build and Install Expertise





Design, Build and Install Expertise





Design, Build and Install Expertise





Design, Build and Install Expertise





Design, Build and Install Expertise





Design, Build and Install Expertise







CupriDyne Clean in action







CupriDyne Clean in action

  

CupriDyne Clean in the $1B+ U.S. Market








WATER

U.S. Transfer Stations TAM: $364 million/year

U.S. Wastewater Treatment TAM: $720 million/year

Landfills TAM: $228 million/year

Composting: TAM $118 million/year

Just Getting Started in this Huge Market Opportunity

Site Type	Potential sites (US Market*)	Potential revenue per site per year	1% market share	3% market share	10% market share	TAM (Total Addressable Market – US)
Landfills	**1,900**	$120,000	$2.3M	$6.8M	$23M	$230M
Transfer Stations	**7,600**	$48,000	$3.7M	$10.9M	$37M	$350M
Wastewater Treatment Plants (WWT)	**15,000**	$48,000	$7.2M	$21.6M	$72M	$720M
Totals	**24,500**		$13.2M	$39.3M	$132M	$1.3B

[1]Annual revenues are estimated based on our experience with existing customers and estimations that management believes to be reasonable. Revenue per facility may be affected by many factors, including size, population density, location and weather. Market share calculations are meant to illustrate the opportunity, and are not forecasted revenues

[2]"Failure to Act, The Economic Impact of Current Investment Trends in Water and Wastewater Treatment Infrastructure" (2011), by American Society of Civil Engineers and Economic Development Research Group. Figure includes treatment facilities owned and operated by municipalities, as well as those owned and/or operated by private entities contracting with municipalities.

[3]The top 5 Waste Management companies in the US, as of 2011, operated 624 transfer stations, and 565 landfills. "Municipal Solid Waste Landfills - Economic Impact Analysis for the Proposed New Subpart to the New Source Performance Standards" (2014), by U.S. Environmental Protection Agency Office of Air and Radiation and Office of Air Quality Planning and Standards. This is a ratio of 1:4 (landfill to transfer stations). The estimated number of transfer stations is this ratio multiplied by the approximate 1,900 total landfills, and rounded.

[4]Municipal Solid Waste Landfills - Economic Impact Analysis for the Proposed New Subpart to the New Source Performance Standards" (2014), by U.S. Environmental Protection Agency Office of Air and Radiation and Office of Air Quality Planning and Standards


Misting rings


CupriDyne in the Cannabis Industry

"Pick and Shovel" play

15,000+ licensed operations in California alone

New market opportunities through partnerships with established players

CupriDyne Clean Demonstrated Effective Against Terpenes


Pretreatment peak
Limonene 7.383
Post-treatment – no peak
Pretreatment peak
Myrcene 6.776
Post treatment
No peak

Figure 1 - Limonene pre and post treatment chromatogram

Figure 2 - Myrcene Pre and Post Treatment Chromatogram

BioLargo

Engineering, Science & Technologies

What's Happening at BLEST

July 2019 Update



BioLargo Engineering

- ✓Trusted industry veterans
- ✓Innovators
- ✓Solutions Providers

BioLargo
Engineering, Science & Technologies



BioLargo's engineering subsidiary wins US Air Force subcontracts

10:35 22 Jul 2019

Share ▾

Randall Moore, president at BioLargo Engineering, says the company will work 'hand-in-hand' with Bhate Environmental Associates on this contract, as well as future bids

Cleaner Water

- EPA SBIR Phase I Grant: $100,000
  - BLEST's Aqueous Electrostatic Concentrator (AES). PFAS concentrating apparatus.
  - Initial results indicate potential to remove >90% PFAS. Continuous flow prototype in development
  - Applying for Phase II funding in September. Up to $1,000,000: scale-up, commercialization and product launch.
  - Potential customers: 126 military bases, plus municipal civilian applications.
  - Patent Application in Process.

Significant Wins and Anticipated Contracts

- Feasibility and placement study for 1.1M tons of magnesium rich production tailings in Moss Landing, California - $65K to date, with potential to grow into 7 figures.
- Teaming with Bhate and Haztrain. Won contracts for F2F environmental contracts (>$12M/5 years) for USAF bases. Two contracts in hand, one pending, 8 RFPs expected this Fall.
- Owner's Engineer for major design/install of waste conversion plant. Work ongoing; potential of $2 to $3 Million over 18 months contract anticipated.
- Picatinny Arsenal Trial Burn on their energetic materials incineration system. Repeat business – est. $550K. Award anticipated in the September timeframe.

bhate


United States Army
Picatinny Arsenal

Cannabis Opportunity

- CupriDyne Clean based scrubbers for terpenes in the *Cannabis* industry
  - CC reacts with and destroys terpenes.
  - Terpenes cause ozone and haze, nuisance smells.
  - Current technologies inadequate.
  - A new pilot scrubber system involving CC is under design/construction and testing at BLEST.
  - Product offering ready in ~6 months
  - Average system price would fall between $250K and $400K, plus CC sales.
  - Over 15,000 grow houses in California alone.

Stormwater Opportunity



- Stormwater-specific AOS designs
  - Third-party evidence has shown that CupriDyne technology is valuable for pre-treatment of storm water in water reclaim operations.
  - Dosing equipment using the AOS technology that can convert a fraction of the CupriDyne into highly oxidative species will help treat captured water, while providing the measured dose of CupriDyne to the system.
  - Two new geometries in design that will extend unit life while maintaining effectiveness.

Take Aways

- These highlights are just a sampling of BLEST activity and don't touch on organic growth of commercial clients.
- Potential Return on Shareholder Investment can be significant, and it is our goal to make that happen!
- We appreciate your trust in our capabilities and faith in our stewardship!
- We are available to discuss these and other endeavors in greater detail and can be contacted at:

Contact Information

- **Randall Moore, President and CEO** Phone: (865)604-3945
- Email: Randall.Moore@Biolargo.com

- **Kevin Jackson**
- Phone: (865) 227-3859
- Email: Kevin.Jackson@Biolargo.com

BioLargo
Engineering, Science & Technologies

BLEST Office Address:

105A Fordham Road

Oak Ridge, TN 37830

CLYRA
Medical Technologies Inc

July 2019 Update

Clyra Medical Technologies

Gold standard advanced wound care

Gentle & Effective

No known acquired bacterial resistance

FDA 510(k) application in process



CLYRA
Medical Technologies Inc
Dental
Advanced wound care
Orthopedics
Dressings Liquid wound cleansers Woven and non-woven





CLYRA
WOUND IRRIGATION SOLUTION
CLYRA
WOUND IRRIGATION SOLUTION



PolyMem & Shapes

Clyra Medical Technologies

Game Changing Solutions to Key Medical Problems

Clyra™ Antimicrobial	• Infection Prevention & Control
SkinDisc™	• Advanced Wound Healing

Two product platforms – both available in multiple formats, *enhanced by proprietary and unique delivery systems.*

Clyra™ Antimicrobial

- **Infection Prevention & Control**

- **A game-changing antimicrobial**
- **The result of novel, patent-pending cuprous/iodine-based chemistry**
- **Establishing a new standard in Infection Prevention & Control**

Benefits of the Clyra Antimicrobial Technology	
✓	*Extremely High Antimicrobial Efficacy*
✓	*Bio-compatible / Safe / No Known Toxicities*
✓	*Effective Against Biofilm*
✓	*Sustained Activity: 10 min to 3+ days*
✓	*No Known Microbial Resistance*
✓	*Anti-Inflammatory / Anti-Odor*
✓	*Tissue Friendly / Non-Toxic / Non-Staining*
✓	*No Rinsing, Mixing or Dilution Required*
✓	*Broad Range of Delivery Methods*
✓	*Environmentally Friendly*

Clyra's SkinDisc™

Patented, revolutionary stem cell wound therapy

Acquired in 2018

250+ patient case studies performed. 100% limb salvage with no adverse reaction




SKINDISC
CLYRA

SkinDisc™ Case Study 1 – Diabetic Foot Ulcer

- ✓ Innovative and powerful
- ✓ Successfully treats wounds where competing products fail
- ✓ Saves limbs, saves lives



Before Treatment



SkinDisc Application



Acellular Dermal Tissue



Week 1



Week 2



Week 4

SkinDisc™ Case Study 2 – Chronic Leg Wound

87 year-old patient with chronic leg wound

Before SkinDisc



Highlighted area is where SkinDisc™ was applied

After SkinDisc



Pursuing Licensing Opportunities

- Targeting complementary technology acquisition
- Round out Clyra's product portfolio
- Will keep you posted!





Global Market

Global non-US markets are more than 2x the size of US markets, and growing rapidly

- Number of annual non-US total joint operations is <u>more than double</u> those done in the US
- Global non-US incidence of diabetes is <u>more than double</u> the US figures and is accelerating

Across virtually all Clyra product markets, global opportunities represent more than <u>200% potential upside</u>

After fully establishing product value and penetration in the US, Clyra will pursue international markets through joint venture, partnership and licensing with global medical product and service companies.



Number of people with diabetes worldwide and per region in 2017 and 2045 (20-79 years)
North America & Caribbean
2045 62 million
46 million 2017
increase 35%
Middle East & North Africa
2045 82 million
39 million 2017
increase 110%
Europe
2045 67 million
58 million 2017
increase 16%
WORLD
2045 629 million
425 million 2017
increase 48%
South & Central America
2045 42 million
26 million 2017
increase 62%
Africa
2045 41 million
16 million 2017
increase 156%
South East Asia
2045 151 million
82 million 2017
increase 84%
Western Pacific
2045 183 million
159 million 2017
increase 15%

	2018		2023	
	North America	Outside North America	North America*	Outside North America*
Combined Total Hips & Knees	1,731,886	3,465,775	2,101,636	5,203,453
Total Knees	1,022,389	1,647,270	1,259,919	2,141,756
Infected Total Knees (@1.55%)[1]	15,847	25,533	19,529	33,197
Infected Total Knee TAM[3]	$55,464,500	$89,365,500	$68,351,500	$116,189,500
Total Hips	709,497	1,818,505	841,717	3,061,697
Infected Total Hips (@1.63%)[2]	11,565	29,642	13,720	49,906
Infected Total Hip TAM[3]	$40,477,500	$103,747,000	$48,020,000	$174,671,000
Combined Infected Total Hip/Knee TAM	$95,942,000	$193,112,500	$116,371,500	$290,860,500

BioLargo® Water

July Update 2019

Edmonton, AB, Canada

AOS
Advanced Oxidation System

Our Mission

To provide the world with an affordable, eco-friendly solution to point-of-use water treatment for diverse applications

How?

By commercializing a water treatment solution – the Advanced Oxidation System – that empowers industry to conserve water, electricity, and money, while treating for contaminants that current technologies can't handle.





The Solution: AOS

- Low CAPEX, low OPEX, lowest energy use in the industry
- Eliminates bacteria, viruses, and protozoa with highest fidelity
- Even hits hard-to-treat **micropollutant pharmaceuticals**
- Paradigm shift in industrial wastewater treatment

AOS
Advanced Oxidation System

Target Markets


TAM 44 B
SAM 10.75 B
SOM 142 M
GW
49M

Total Addressable Market (TAM):

$44B

Serviceable Addressable Market (SAM) – Poultry processing, food & beverage, and stormwater:

$10.75B

5-year post-launch projected revenues in gateway market:

$49M

5-year post-launch projected revenues within

Market	Estimated size globally (Millions $USD)	Anticipated market penetration after 5 years	Projected annual revenues 5 years post entry into that market (Million $USD
Poultry processing	**250**	**20%**	**50**
Food & Beverage	**6,000**	**1%**	**60**
Stormwater	**4,500**	**1%**	**45**
Industrial and Oil & Gas	5,000*	1%	50
Agriculture	2,000*	1%	20
Municipal wastewater facilities	27,000*	1%	270
Total	44,750	N/A	495

* Markets would be accessed through Licencing Agreement with Strategic Partners

Poultry Processing: Water Intensive

108 Million Chickens



+

26 Liters / Bird



2.8 Billion Liters of Fresh Water/ Year

$11.6M/ Year[1] in water costs in Alberta Poultry industry alone

[1] based on a total water charge of $4.1334/m^3 including water rate, discharge rate, and surcharges (EPCOR and Edmonton city bylaw, 2016)

The solution – AOS

Poultry Wastewater

- Bacterial contamination
- High BOD, TSS and TKN



Reuse

- Met USDA water reconditioning guidelines

Discharge

- No overstrength surcharges

MWD ICP-funded poultry industry validation study available here: http://bewaterwise.com/assets/2015icp-biolargo.pdf

AOS Scalability

- 2 AOS reactor designs
- Modular, scalable technology
- Small physical footprint crucial for certain applications
- Spiral design – increased scalability
  - 5 gallons/min per 8” reactor unit
  - 20 units = 144,000 gallons/day


6 ft man for scale
Stacked AOS
Spiral AOS
Spiral - modular design for flexible use and scalability


AOS


AOS

10 gpm “Alpha”

110 gpm commercial AOS



AOS
Clean Water Technology

A LEAP FORWARD IN WATER TREATMENT

- Low cost
- Lowest power consumption
- Flexible and modular
- Extreme performance





AOS Treatment Train Recently Installed at Sunworks Farm

Pilot treatment train installed on-site at Sunworks Farm

Full treatment train (pre-treatment, filtration)

Water quality analysis capabilities on-site








Stock
Post Coarse Filtration
Post CFS
Post Filtration Skid
Post AOS


BioLargo Water
AOS
Advanced Oxidation System


OH
17
HO
17β-estradiol
Benzo[a]pyrene



AOS = cost-effective solution for micropollutants

Right now, industry has no feasible, affordable solution

AOS **negates** toxic effects of certain micropollutant pharmaceuticals

AOS is a **breakthrough** for municipalities

Discussed in detail at our blog:
https://biolargo.blogspot.com/2018/11/biolargos-advanced-oxidation-system-aos.html

Competition

	Total OPEX (CDN$/m^3)	Total CAPEX (CDN $)	Removes organics	Removes bacteria, viruses & protozoa	Sensitivity to turbidity and TSS
Advanced Oxidation System (AOS)	0.17*	83,070*	+	+	+
Ultraviolet (UV)	0.22	172,472	±	-	++
Ozone	0.54	290,447	+	-	++

Disinfection performance metrics for bacterial and viral inactivation are assumed to be the same
**Projected values for a Spiral model working at full capacity and low chemical dose*

Reminder: some wastewater treatment plants treat huge amounts of water in m3 per day.

Market Traction





- 4 pilots*
  - Poultry processing
  - Food & Beverage
  - Stormwater
  - Municipal Waste Water



- Demonstrates commercial pull and economics of the AOS



*More information available upon request

Contact:

Richard Smith
President & CEO
BioLargo Water, Inc.
14921, 188 st
Edmonton, AB
780-233-6523
richard@biolargo.com

BioLargo
We Make Life Better

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service environmental engineering company that ***makes life better*** by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air and advanced wound care.

BioLargo Engineering, Science & Technologies

BioLargo Water

CLYRA Medical Technologies Inc

ONM Odor-No-More


Edmonton, Alberta Canada
6020 - 118 Street NW
Edmonton
Oak Ridge, Tennessee USA (Knoxville)
105 Fordham Road
Oak Ridge
Westminster, California, USA (LA / Orange Country)
14921 Chestnut St.
Westminster